Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant            [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement                        [  ]        Confidential, for Use of the Commission

[X] Definitive Proxy Statement                                      Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

_________________________________________________________________

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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4373683v.6

4373683v.10

TEMPLETON DEVELOPING MARKETS VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Meeting”) of the Templeton Developing Markets VIP Fund (the “Fund”), a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”), scheduled for September 9, 2020, at 12:00 p.m., Eastern time, at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. The enclosed materials discuss an important proposal (the “Proposal”) to be voted on at the meeting and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card and/or voting instruction form. The shares of the Fund are sold to (i) separate accounts of certain life insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies hereby solicit and agree to vote at the meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts. With respect to all other shareholders, the Board of Trustees of the Trust is soliciting your vote.

If you are a Variable Contract owner, a voting instruction form is enclosed. When you vote your voting instruction form, it tells the Participating Insurance Company how you wish to vote the Fund shares attributable to your Variable Contract on important issues relating to the Fund underlying your Variable Contract. If you are a shareholder, a proxy card is enclosed. The enclosed materials contain information about the Proposal being presented for your consideration. We request your prompt attention and vote by mail using the enclosed voting instruction form or proxy card.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the voting instruction form/proxy card and return it in the postage-paid envelope, so that it is received prior to the Meeting on September 9, 2020 for your vote to be counted. When Variable Contracts owners return their voting instructions promptly, the Fund may be able to save money by not having to conduct additional solicitations, including having the Participating Insurance Companies forward additional mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card/voting instruction form you receive.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, by telephone or through the Internet (separate instructions are listed on the enclosed voting instruction form or proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as-planned on September 9, 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 755-3105. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form or proxy card.

TEMPLETON DEVELOPING MARKETS VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust, on behalf of the Templeton Developing Markets VIP Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on September 9, 2020, at 12:00 p.m., Eastern time.

During the Meeting, shareholders of the Fund will be asked to vote on the following proposal:

1.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

            The shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the Participating Insurance Companies; and (ii) certain qualified plans. The Participating Insurance Companies, as the shareholders of record of the Fund, hereby solicit and agree to vote at the Meeting, to the extent required, the shares of the Fund that are held in separate accounts in accordance with timely instructions received from owners of the Variable Contracts.

By Order of the Board of Trustees,

Lori A. Weber

Co-Secretary and Vice President

July 20, 2020

Please sign and promptly return the voting instruction form in the enclosed self-addressed envelope regardless of the number of shares attributable to your Variable Contract, so it is received prior to the Meeting on September 9, 2020 for your vote to be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPETEMBER 9, 2020

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at https://vote.proxyonline.com/Franklin/docs/TDMVIP2020.pdf. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 755-3105.

TEMPLETON DEVELOPING MARKETS vip Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the “Trust”), on behalf of the Templeton Developing Markets VIP Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on September 9, 2020 (the “Meeting”), has requested your vote on an important proposal (the “Proposal”). Shares of the Fund are sold to (i) separate accounts of certain insurance companies (the “Participating Insurance Companies”) to fund benefits payable under certain variable annuity or variable life insurance contracts (“Variable Contracts”) issued by the Participating Insurance Company; and (ii) certain qualified plans. As an owner of a Variable Contract, you have the right to instruct the Participating Insurance Company how to vote shares of the Fund attributable to your Variable Contract. Therefore, each Participating Insurance Company hereby solicits voting instructions from the owners of the Variable Contracts issued by such Company with respect to the shares of the Fund attributable to such Variable Contracts.

For the limited purpose of this proxy statement, the terms “shareholder(s),” “you” and “your” refer to Variable Contract owners, as beneficial owners of Fund shares, and to the Participating Insurance Companies as direct owners of Fund shares, as well as any other direct shareholders of the Fund, unless the context otherwise requires.

Who is eligible to vote?

Shareholders of record at the close of business on June 19, 2020 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on the Proposal at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card, the voting instruction form and the proxy statement were first mailed to shareholders of record on or about July 20, 2020.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the Proposal to change the Fund’s classification from a diversified fund to a non-diversified fund.

How does the Board of Trustees of the Trust recommend that I vote?

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote FOR the proposal to change the Fund’s diversification classification from a diversified fund to a non-diversified fund.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form.

In light of the COVID-19 pandemic, we are urging all shareholders to take advantage of voting by mail, by telephone or through the Internet (separate instructions are listed on the enclosed voting instruction form or proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as-planned on September 9, 2020, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

For Variable Contract Owners: Voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of the Fund for which signed voting instructions forms are received but without specified instructions will be voted FOR the Proposal in accordance with the Trustees’ recommendations. Any shares of the Fund for which no voting instructions are received generally will be voted by the Participating Insurance Company in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Variable Contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Variable Contract owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

For Direct Owners (and not Variable Contract Owners): Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal in accordance with the Trustees’ recommendations.

May I revoke my proxy?

If you are a Variable Contact owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, by signing and forwarding to the Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting. Variable Contract owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of June 19, 2020, and a valid picture identification, such as a driver’s license or passport, for admission at the Meeting. Shareholders without proof of ownership and identification will not be admitted.

Who will pay proxy solicitation costs?

The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Fund, regardless of whether shareholders approve the Proposal. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

¿         PROPOSAL:  TO CHANGE THE FUND’S classification from a diversified to a non-diversified fund

Background

The Investment Company Act of 1940 (“1940 Act”) requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund’s total assets may be invested without regard to these limitations. These limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.  A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act.

The Fund is currently classified as a “diversified” fund and has the following fundamental investment restriction regarding diversification:

[The Fund may not:]  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

The Fund’s classification as a “diversified” fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. The Fund has been classified as a “diversified” fund since its inception. However, the asset class in which the Fund invests, the developing markets equity asset class, has experienced fundamental changes that have made it difficult for the Fund to pursue its existing investment strategy while maintaining its diversification status. Over the course of the last ten years, the developing markets equity asset class has become increasingly dominated by certain large companies as a result of new companies being added to the developing markets investment universe, as well as the significant outperformance of some of these companies, which has resulted in a higher level of concentration of these companies in the Fund’s asset class. In other words, these companies now represent a large percentage of the investment universe in which the Fund invests.

Due to these structural changes to the Fund’s investment universe, the Fund is not able to take as large of positions in these companies that the Investment Manager believes is beneficial for the Fund’s portfolio because it is limited in doing so to maintain its diversified status. (For a diversified fund, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the fund’s assets.) Thus, changing the Fund’s classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that the Investment Manager believes the high level of concentration in the Fund’s asset class will remain for the foreseeable future. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

Therefore, shareholders are being asked to approve the Proposal to change the Fund’s classification from “diversified” to “non-diversified,” which includes eliminating its current fundamental investment restriction regarding diversification.

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

If the Proposal is approved by shareholders, the Fund would maintain a portfolio that complies with non-diversification status. However, the Fund would limit its investments greater than 5% in any one issuer to no more than 50% of its assets (rather than the 25% limit imposed upon diversified funds) to continue to comply with the tax diversification requirements of Subchapter M of the Internal Revenue Code. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Fund complies with to quality for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. The Proposal does not in any way affect the Fund’s ability to comply with Subchapter M.

Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified may be subject to additional risks.  Specifically, the Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a single issuer than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund’s shares.

What is the required vote on the Proposal?

The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

If the Proposal is not approved by shareholders, the Fund’s classification as a diversified fund and its related fundamental investment restriction will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” the PROPOSAL.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The principal address of Templeton Asset Management Ltd., the Fund’s investment manager, is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987. The Investment Manager has a branch office in Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of the Fund’s assets. The Investment Manager is a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”).

The Administrator. Pursuant to a subcontract for fund administration services with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative functions for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager and the Fund’s principal underwriter. JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“FT Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended December 31, 2019, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please contact your financial advisor, the Participating Insurance Company offering your Variable Contract, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of June 19, 2020 were as follows:

Class	Number of Outstanding Shares
Class 1 Shares	8,104,750.84
Class 2 Shares	21,217,592.43
Class 4 Shares	529,870.85
Total	29,852,214.12

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit A. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit A, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Templeton Developing Markets VIP Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies from the Participating Insurance Companies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $155,500 and will be borne by the Fund. Any costs borne by the Fund will be borne indirectly by Variable Contract owners as beneficial owners of the Fund’s shares and by other shareholders as beneficial owners of the Fund’s shares.

The Participating Insurance Companies may also engage their own solicitors (which may include the Solicitor) to solicit voting instructions from Variable Contract owners. Such costs, including the fees of a proxy soliciting agent, if any, will be borne by the Participating Insurance Company, although FTIS, or an affiliate, may reimburse certain of their expenses. The Fund expects that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of the Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation from the Fund for their services, may solicit proxies and voting instructions in person or by telephone, electronic means or telegram. However, if the Fund believes that additional solicitation is necessary, the Fund may engage certain financial services firms and their representatives, who will be compensated by the Fund for their services, which may include soliciting proxies and voting instructions in person or by telephone, electronic means or telegram. Any such additional solicitation costs would be indirectly borne by shareholders.

As the date of the Meeting approaches, certain Participating Insurance Companies or their Variable Contract owners may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

If a shareholder wishes to participate in the Meeting, the shareholder may still submit the proxy card/voting instruction form originally sent with the proxy statement or attend the Meeting in person. If a Variable Contract owner wishes to participate in the Meeting, please contact your Participating Insurance Company for further information regarding how to represent your vote at the Meeting.

Quorum. The holders of 40% of the outstanding shares of the Fund, entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal. The shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve the Proposal is set forth in the discussion of the Proposal above.

An “abstention” occurs when a shareholder has affirmatively designated to abstain from voting on the Proposal. Generally, abstentions will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions will have the effect of a vote “against” the Proposal. “Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described above, each Participating Insurance Company, as the shareholder of record of the Fund’s shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, the Fund does not anticipate receiving any broker non-votes.

Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the Franklin Templeton fund complex. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies and voting instructions. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: Templeton Developing Markets VIP Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Fund’s governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Lori A. Weber
Co-Secretary and Vice President

July 20, 2020

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES AS OF JUNE 19, 2020*

As of June 19, 2020, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address	Share Amount	Percentage of Class (%)
Class 1 Shares
Talcott Resolution Life Insurance Company PO Box 5051 Hartford, CT 06102-5051	1,163,268.50	14.35
Talcott Resolution Life & Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	3,755,588.10	46.34
TIAA-CREF Life Insurance Company TIAA-CREF Life Separate Account VA-1 8500 Andrew Carnegie Boulevard E3/N5 Charlotte, NC 28262-8500	1,732,450.92	21.38
Class 2 Shares
Minnesota Life Insurance Company 401 N. Robert Street A6-5216 Saint Paul, MN 55101-2015	5,201,054.29	24.51
Brighthouse Life Insurance Company Attn: Shareholder Accounting Unit PO Box 990027 Hartford, CT 06199-0027	1,756,896.42	8.28
Delaware Life Insurance Company Formerly Sun Life Assurance Company of Canada-US MFS Regatta Masters PO Box 9134 Wellesley Hills, MA 02481-9134	2,016,767.41	9.51
AXA Equitable Life Insurance Company Separate Account FP 1290 Avenue of the Americas New York, NY 10104-0101	1,854,999.18	8.74
AXA Equitable Life Separate Acct 70 1290 Avenue of the Americas New York, NY 10104-0101	1,215,430.64	5.73
Class 4 Shares
Talcott Resolution Life Insurance Company PO Box 5051 Hartford, CT 06102-5051	138,695.21	26.18
Talcott Resolution Life & Annuity Insurance Company PO Box 5051 Hartford, CT 06102-5051	384,244.24	72.52

A-1

*           In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.

A-2

TEMPLETON DEVELOPING MARKETS VIP FUND
a series of Franklin Templeton Variable Insurance Products Trust

Special Meeting of Shareholders to be Held on September 9, 2020

The undersigned hereby revokes all previous proxies for his/her shares of the above referenced Fund (the “Fund”) and appoints Alison E. Baur,
Steven J. Gray and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of Franklin
Templeton, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 at 12:00 p.m., Eastern time on September 9, 2020, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Fund. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted in accordance with the
Trustees’ recommendations as set forth in the Proxy Statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 9, 2020. The Proxy Statement is also available at
https://vote.proxyonline.com/Franklin/docs/TDMVIP2020.pdf.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TEMPLETON DEVELOPING MARKETS VIP FUND
Proxy Card
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card.
Joint owners should each sign personally. Trustees and other	SIGNATURE (AND TITLE IF APPLICABLE)		DATE
fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer
who should state his or her title.	SIGNATURE (IF HELD JOINTLY)		DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL
	FOR	AGAINST	ABSTAIN

1. To approve a change in the Fund’s classification from a diversified	O	O	O
to a non-diversified fund.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER
TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]		[CUSIP HERE]

FRANKLIN TEMPLETON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND RETURN YOUR VOTING INSTRUCTION CARD TODAY!**

VOTING INSTRUCTION CARD

TEMPLETON DEVELOPING MARKETS VIP FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

VOTING OPTIONS

1. **MAIL** your signed voting instruction card back in the postage paid envelope provided

2. **ONLINE** at https://vote.proxyonline.com/franklin/14473/ using your *voting control number* found below

3. **PHONE** dial toll-free **(888)** 227-9349 to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(800)** 755-3105 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

TEMPLETON DEVELOPING MARKETS VIP FUND
a series of Franklin Templeton Variable Insurance Products Trust

INSURANCE COMPANY NAME PRINTS HERE
The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company to vote the shares of the Fund listed above that are attributable to the undersigned’s participation in the variable contract as of June 19, 2020, at the Special Meeting of Shareholders (the “Special Meeting”) to be held on September 9, 2020 at 12:00
p.m. Eastern time at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, including any postponements or any adjournment thereof, as indicated on the matters set forth below and instructs the Insurance Company to vote upon any other matters that may be properly acted upon at the Meeting. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

This voting instruction card is solicited by the Insurance Company and shares of the Fund attributable to the undersigned’s variable contract will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal. If any other matters come properly before the Meeting to be voted on, the shares will be voted on such matters in accordance with the views of management. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company generally will vote all shares of the Fund attributable to your account in proportion to those shares for which voting instructions are timely received. The effect of this proportional voting is that contract owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal.

Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED VOTING INSTRUCTION CARD PROMPTLY IN THE
ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 9, 2020. The Proxy Statement is also available at
https://vote.proxyonline.com/Franklin/docs/TDMVIP2020.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

TEMPLETON DEVELOPING MARKETS VIP FUND
Voting Instruction Card
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED.

Please sign exactly as your name(s) appear(s) on the voting
instruction card. Joint owners should each sign personally. Trustees	SIGNATURE (AND TITLE IF APPLICABLE)		DATE
and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer
who should state his or her title.	SIGNATURE (IF HELD JOINTLY)		DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL
	FOR	AGAINST	ABSTAIN

1. To approve a change in the Fund’s classification from a diversified	O	O	O
to a non-diversified fund.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER
TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]		[CUSIP HERE]